
                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement



                                             Chase Credit Card Master Trust
                                                     Series 1995-1
                                                                                               Distribution Date:   4/15/98

Section 5.2 - Supplement                                 Class A       Class B      Collateral             Total
----------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                             0.00          0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                      3,629,687.50    308,723.96     404,296.88           4,342,708.33
        Deficiency Amounts                                        0.00          0.00                                  0.00

        Additional Interest                                       0.00          0.00                                  0.00

        Accrued and Unpaid Interest                                                            0.00                   0.00



(iii)   Collections of Principal Receivables             85,406,888.01  7,117,240.67   9,150,738.00         101,674,866.68

(iv)    Collections of Finance Charge Receivables        12,524,751.48  1,043,729.29   1,341,937.66          14,910,418.43

(v)     Aggregate Amount of Principal Receivables                                                        14,591,273,290.28

                                     Investor Interest  750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86
                                     Adjusted Interest  750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86

                                            Series
        Floating Investor Percentage                6.12%        84.00%         7.00%          9.00%                100.00%
        Fixed Investor Percentage                   6.12%        84.00%         7.00%          9.00%                100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                95.11%
              30 to 59 days                                                                                           1.65%
              60 to 89 days                                                                                           1.07%
              90 or more days                                                                                         2.17%
                                         Total Receivables                                                          100.00%

(vii)   Investor Default Amount                           4,660,276.45    388,356.37     499,315.33           5,547,948.15

(viii)  Investor Charge-Offs                                      0.00          0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00          0.00           0.00

(x)     Servicing Fee                                       625,000.00     52,083.33      66,964.29             744,047.62

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                               12.58%

(xii)   Reallocated Monthly Principal                                           0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    750,000,000.00 62,500,000.00  80,357,142.86         892,857,142.86

(xiv)   LIBOR                                                                                                         5.687

(xv)    Principal Funding Account Balance                                                                             0.00

(xvi)   Accumulation Shortfall                                                                                        0.00

(xvii)  Principal Funding Investment Proceeds                                                                         0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ====================

(xix)   Available Funds                                  11,899,751.48    991,645.96   1,274,973.37          14,166,370.81



(xx)    Certificate Rate                                          5.8075%       5.9275%        6.0375%


                                              Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                      Series 1995-2
                                                                                                  Distribution Date: 4/15/98

Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
-----------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                0.00          0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                         3,115,000.00    181,245.17     242,121.09         3,538,366.26
        Deficiency Amounts                                           0.00          0.00                                0.00
        Additional Interest                                          0.00          0.00                                0.00
        Accrued and Unpaid Interest                                                               0.00                 0.00

(iii)   Collections of Principal Receivables                68,325,510.41  3,882,027.75   5,435,087.31        77,642,625.47

(iv)    Collections of Finance Charge Receivables           10,019,801.18    569,291.70     797,044.82        11,386,137.71

(v)     Aggregate Amount of Principal Receivables                                                         14,591,273,290.28

                                         Investor Interest 600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82
                                         Adjusted Interest 600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82

                                             Series
        Floating Investor Percentage                  4.67%         88.00%         5.00%          7.00%              100.00%
        Fixed Investor Percentage                     4.67%         88.00%         5.00%          7.00%              100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                 95.11%
              30 to 59 days                                                                                            1.65%
              60 to 89 days                                                                                            1.07%
              90 or more days                                                                                          2.17%
                                                                                                             ---------------
                                          Total Receivables                                                          100.00%

(vii)   Investor Default Amount                              3,728,221.16    211,825.10     296,568.70         4,236,614.95

(viii)  Investor Charge-Offs                                         0.00          0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                   0.00          0.00           0.00

(x)     Servicing Fee                                          500,000.00     28,408.33      39,773.48           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                12.58%

(xii)   Reallocated Monthly Principal                                              0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)       600,000,000.00 34,090,000.00  47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                          5.68750%

(xv)    Principal Funding Account Balance                                                                              0.00

(xvi)   Accumulation Shortfall                                                                                         0.00

(xvii)  Principal Funding Investment Proceeds                                                                          0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                             ===============

(xix)   Available Funds                                      9,519,801.18    540,883.37     757,271.34        10,817,955.89

(xx)   Certificate Rate                                             6.2300%       6.3800%        6.0875%

                                          Chase Manhattan Bank USA, N.A.
                                      Monthly Certificateholder's Statement

                                          Chase Credit Card Master Trust
                                                  Series 1995-3
                                                                                            Distribution Date:4/15/98

Section 5.2 - Supplement                                Class A       Class B     Collateral            Total
----------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                           0.00          0.00          0.00                0.00

(ii)    Monthly Interest Distributed                    2,336,250.00    136,149.60    182,120.97        2,654,520.57
        Deficiency Amounts                                      0.00          0.00                              0.00
        Additional Interest                                     0.00          0.00                              0.00
        Accrued and Unpaid Interest                                                         0.00                0.00

(iii)   Collections of Principal Receivables           51,244,132.81  2,911,577.75  4,076,258.54       58,231,969.10

(iv)    Collections of Finance Charge Receivables       7,514,850.89    426,977.13    597,775.27        8,539,603.28

(v)     Aggregate Amount of Principal Receivables                                                  14,591,273,290.28

                                    Investor Interest 450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36
                                    Adjusted Interest 450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36

                                            Series
        Floating Investor Percentage              3.50%        88.00%         5.00%         7.00%             100.00%
        Fixed Investor Percentage                 3.50%        88.00%         5.00%         7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                          95.11%
              30 to 59 days                                                                                     1.65%
              60 to 89 days                                                                                     1.07%
              90 or more days                                                                                   2.17%
                                                                                                       ---------------
                                            Total Receivables                                                 100.00%

(vii)   Investor Default Amount                         2,796,165.87    158,871.93    222,423.41        3,177,461.21

(viii)  Investor Charge-Offs                                    0.00          0.00          0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00          0.00          0.00

(x)     Servicing Fee                                     375,000.00     21,306.67     29,829.70          426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                         12.58%

(xii)   Reallocated Monthly Principal                                         0.00          0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  450,000,000.00 25,568,000.00 35,795,636.36      511,363,636.36

(xiv)   LIBOR                                                                                                   5.68750%

(xv)    Principal Funding Account Balance                                                                       0.00

(xvi)   Accumulation Shortfall                                                                                  0.00

(xvii)  Principal Funding Investment Proceeds                                                                   0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                       ===============

(xix)   Available Funds                                 7,139,850.89    405,670.46    567,945.57        8,113,466.92

(xx)    Certificate Rate                                        6.2300%       6.3900%       6.2125%


                                      Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1996-1
                                                                                  Distribution Date:  4/15/98
Section 5.2 - Supplement                                  Class A        Class B    Collateral             Total
----------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                          0.00           0.00          0.00                  0.00

(ii)    Monthly Interest Distributed                   3,237,500.00     189,248.43    282,472.91          3,709,221.35
        Deficiency Amounts                                     0.00           0.00                                0.00
        Additional Interest                                    0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                         0.00                  0.00

(iii)   Collections of Principal Receivables          79,713,095.48   4,529,070.33  6,340,897.23         90,583,063.05

(iv)    Collections of Finance Charge Receivable      11,689,768.05     664,179.22    929,880.06         13,283,827.33

(v)     Aggregate Amount of Principal Receivables                                                    14,591,273,290.28

                              Investor Interest      700,000,000.00  39,772,000.00 55,682,545.45        795,454,545.45
                              Adjusted Interest      700,000,000.00  39,772,000.00 55,682,545.45        795,454,545.45

                                    Series
        Floating Investor Percentage        5.45%       88.00%        5.00%       7.00%                         100.00%
        Fixed Investor Percentage           5.45%       88.00%        5.00%       7.00%                         100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                            95.11%
              30 to 59 days                                                                                       1.65%
              60 to 89 days                                                                                       1.07%
              90 or more days                                                                                     2.17%
                                                                                                        ----------------
                                      Total Receivables                                                         100.00%

(vii)   Investor Default Amount                        4,349,591.35     247,131.35    345,994.74          4,942,717.44

(viii)  Investor Charge-Offs                                   0.00           0.00          0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00          0.00

(x)     Servicing Fee                                    583,333.33      33,143.33     46,402.12            662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                          12.58%

(xii)   Reallocated Monthly Principal                                         0.00          0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 700,000,000.00  39,772,000.00 55,682,545.45        795,454,545.45

(xiv)   LIBOR                                                                                                  5.68750%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ================

(xix)   Available Funds                               11,106,434.71     631,035.89    883,477.94         12,620,948.54

(xx)    Certificate Rate                                      5.5500%      5.7100%     6.0875%


                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1996-2

                                                                                                Distribution Date:  4/15/98
Section 5.2 - Supplement                                    Class A      Class B     Collateral           Total
-------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                         0.00           0.00           0.00                0.00

(ii)     Monthly Interest Distributed                  2,740,833.33     160,416.67     234,700.52        3,135,950.52
         Deficiency Amounts                                    0.00           0.00                               0.00
         Additional Interest                                   0.00           0.00                               0.00
         Accrued and Unpaid Interest                                                         0.00                0.00

(iii)    Collections of Principal Receivables         62,631,717.88   3,558,620.33   4,982,068.47       71,172,406.68

(iv)     Collections of Finance Charge Receivables     9,184,817.75     521,864.65     730,610.50       10,437,292.90

(v)      Aggregate Amount of Principal Receivables                                                  14,591,273,290.28

                              Investor Interest      550,000,000.00  31,250,000.00  43,750,000.00      625,000,000.00
                              Adjusted Interest      550,000,000.00  31,250,000.00  43,750,000.00      625,000,000.00

                                    Series
         Floating Investor Percentage          4.28%       88.00%        5.00%        7.00%                   100.00%
         Fixed Investor Percentage             4.28%       88.00%        5.00%        7.00%                   100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                        95.11%
                30 to 59 days                                                                                   1.65%
                60 to 89 days                                                                                   1.07%
                90 or more days                                                                                 2.17%
                                                                                                      ---------------
                                       Total Receivables                                                      100.00%

(vii)    Investor Default Amount                       3,417,536.06     194,178.19     271,849.46        3,883,563.71

(viii)   Investor Charge-Offs                                  0.00           0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions            0.00           0.00           0.00

(x)      Servicing Fee                                   458,333.33      26,041.67      36,458.33          520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                         12.58%

(xii)    Reallocated Monthly Principal                                        0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 550,000,000.00 31,250,000.00  43,750,000.00      625,000,000.00

(xiv)    LIBOR                                                                                                5.68750%

(xv)     Principal Funding Account Balance                                                                       0.00

(xvi)    Accumulation Shortfall                                                                                  0.00

(xvii)   Principal Funding Investment Proceeds                                                                   0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                         ===============

(xix)    Available Funds                                8,726,484.42    495,822.98     694,152.17        9,916,459.57

(xx)     Certificate Rate                                   5.9800%      6.1600%      6.4375%

                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                     Series 1996-3
                                                                                        Distribution Date: 4/15/98

Section 5.2 - Supplement                                   Class A      Class B     Collateral            Total
-------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                          0.00           0.00           0.00                 0.00

(ii)    Monthly Interest Distributed                   2,434,132.89     141,813.47     175,810.49         2,751,756.85
        Deficiency Amounts                                     0.00           0.00                                0.00
        Additional Interest                                    0.00           0.00                                0.00
        Accrued and Unpaid Interest                                                          0.00                 0.00

(iii)   Collections of Principal Receivables          46,914,914.59   2,665,605.91   3,731,989.58        53,312,510.09

(iv)    Collections of Finance Charge Receivables      6,879,979.59     390,905.84     547,288.90         7,818,174.33

(v)     Aggregate Amount of Principal Receivables                                                    14,591,273,290.28

                                   Investor Interest 411,983,000.00  23,408,000.00  32,772,440.86       468,163,440.86
                                   Adjusted Interest 411,983,000.00  23,408,000.00  32,772,440.86       468,163,440.86

                                          Series
        Floating Investor Percentage              3.21%       88.00%        5.00%        7.00%                  100.00%
        Fixed Investor Percentage                 3.21%       88.00%        5.00%        7.00%                  100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                           95.11%
               30 to 59 days                                                                                      1.65%
               60 to 89 days                                                                                      1.07%
               90 or more days                                                                                    2.17%
                                                                                                        ----------------
                                             Total Receivables                                                  100.00%

(vii)   Investor Default Amount                        2,559,939.56     145,450.33     203,638.18         2,909,028.08

(viii)  Investor Charge-Offs                                   0.00           0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00           0.00

(x)     Servicing Fee                                    343,319.17      19,506.67      27,310.37           390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                       12.58%

(xii)   Reallocated Monthly Principal                                         0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 411,983,000.00  23,408,000.00  32,772,440.86       468,163,440.86

(xiv)   LIBOR                                                                                                   5.68750%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ================

(xix)   Available Funds                                6,536,660.42     371,399.18     519,978.54         7,428,038.13

(xx)    Certificate Rate                                       7.0900%      7.2700%      6.4375%
